[Graphic Appears Here] POPULAR
                       ABS, INC.(SM)

                               PRELIMINARY SAMPLE         [Graphic Appears Here]
                               POPULAR ABS 2005-C



                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                                                                          NON-OWNER OCCUPIED LOANS
FRIEDMAN BILLINGS RAMSEY                                                                                         BALANCE: 20,561,930
                                                                                                                         138 RECORDS
====================================================================================================================================
         |------------------------------------------------------------------------------------------------------------|
         |                                                                               Weighted                     |
         |                                                                    Weighted    Average                     |
         |                                                  Current    Pct by  Average     Stated  Weighted Weighted  |
         |                                      # of      Principal      Curr    Gross  Remaining   Average  Average  |
         | Current Principal Balance ($)       Loans        Balance  Prin Bal   Coupon       Term  Orig LTV     FICO  |
         |------------------------------------------------------------------------------------------------------------|
         | 0.01 - 100,000.00                      48   3,297,662.25     16.04    8.009        357     78.68      655  |
         | 100,000.01 - 200,000.00                61   8,167,249.13     39.72    7.493        354     84.88      681  |
         | 200,000.01 - 300,000.00                18   4,132,411.23     20.10    7.353        359     81.78      680  |
         | 300,000.01 - 400,000.00                 4   1,365,884.76      6.64    7.143        319     80.97      680  |
         | 400,000.01 - 500,000.00                 2     864,376.08      4.20    7.646        358     86.79      674  |
         | 500,000.01 - 600,000.00                 4   2,126,846.78     10.34    7.426        359     78.01      664  |
         | 600,000.01 - 700,000.00                 1     607,500.00      2.95    7.250        359     89.34      624  |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                                138  20,561,930.23    100.00    7.517        354     82.51      673  |
         |------------------------------------------------------------------------------------------------------------|
         | Min: $41,389.86                                                                                            |
         | Max: $607,500.00                                                                                           |
         | Average: $148,999.49                                                                                       |
         |------------------------------------------------------------------------------------------------------------|

         |------------------------------------------------------------------------------------------------------------|
         |                                                                                                            |
         |                                                                               Weighted                     |
         |                                                                    Weighted    Average                     |
         |                                                  Current    Pct by  Average     Stated  Weighted Weighted  |
         |                                      # of      Principal      Curr    Gross  Remaining   Average  Average  |
         | Current Gross Rate                  Loans        Balance  Prin Bal   Coupon       Term  Orig LTV     FICO  |
         |------------------------------------------------------------------------------------------------------------|
         | 6.000 - 6.499                           3     369,254.47      1.80    6.301        359     73.83      674  |
         | 6.500 - 6.999                          22   3,992,927.56     19.42    6.886        360     78.64      688  |
         | 7.000 - 7.499                          34   5,564,645.44     27.06    7.244        342     84.67      679  |
         | 7.500 - 7.999                          41   7,054,117.43     34.31    7.691        359     82.69      667  |
         | 8.000 - 8.499                          19   2,061,182.03     10.02    8.123        359     83.33      659  |
         | 8.500 - 8.999                          13   1,131,884.44      5.50    8.675        353     85.81      669  |
         | 9.000 - 9.499                           5     318,318.86      1.55    9.258        359     82.64      627  |
         | 9.500 - 9.999                           1      69,600.00      0.34    9.500        360     80.00      549  |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                                138  20,561,930.23    100.00    7.517        354     82.51      673  |
         |------------------------------------------------------------------------------------------------------------|
         | Min: 6.150                                                                                                 |
         | Max: 9.500                                                                                                 |
         | Weighted Average: 7.517                                                                                    |
         |------------------------------------------------------------------------------------------------------------|

         |------------------------------------------------------------------------------------------------------------|
         |                                                                                                            |
         |                                                                               Weighted                     |
         |                                                                    Weighted    Average                     |
         |                                                  Current    Pct by  Average     Stated  Weighted Weighted  |
         |                                      # of      Principal      Curr    Gross  Remaining   Average  Average  |
         | FICO                                Loans        Balance  Prin Bal   Coupon       Term  Orig LTV     FICO  |
         |------------------------------------------------------------------------------------------------------------|
         | 525 - 549                               1      69,600.00      0.34    9.500        360     80.00      549  |
         | 550 - 574                               3     204,150.00      0.99    7.977        359     81.39      568  |
         | 575 - 599                               6     523,025.00      2.54    8.088        360     84.92      590  |
         | 600 - 624                              15   2,837,381.52     13.80    7.615        352     82.82      617  |
         | 625 - 649                              22   2,897,480.14     14.09    7.630        359     79.38      639  |
         | 650 - 674                              29   4,629,090.44     22.51    7.625        358     81.32      663  |
         | 675 - 699                              33   4,717,076.84     22.94    7.263        343     82.06      688  |
         | 700 >=                                 29   4,684,126.29     22.78    7.422        359     85.69      737  |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                                138  20,561,930.23    100.00    7.517        354     82.51      673  |
         | Min: 549                                                                                                   |
         | Max: 801                                                                                                   |
         | NZ Weighted Average: 673                                                                                   |
         |------------------------------------------------------------------------------------------------------------|




____________________________________________________________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Page 1 of 4

POPULAR ABS 2005-C                                                                                          NON-OWNER OCCUPIED LOANS
FRIEDMAN BILLINGS RAMSEY                                                                                         BALANCE: 20,561,930
                                                                                                                         138 RECORDS
====================================================================================================================================
         |------------------------------------------------------------------------------------------------------------|
         |                                                                             Weighted                       |
         |                                                                 Weighted     Average                       |
         |                                              Current    Pct by   Average      Stated  Weighted   Weighted  |
         |                                # of        Principal      Curr     Gross   Remaining   Average    Average  |
         | Original CLTV                 Loans          Balance  Prin Bal    Coupon        Term  Orig LTV       FICO  |
         |------------------------------------------------------------------------------------------------------------|
         | 0.00 - 49.99                      5       565,000.00      2.75     7.407         359     44.39        679  |
         | 50.00 - 54.99                     1        56,000.00      0.27     7.630         360     54.37        635  |
         | 55.00 - 59.99                     3       712,360.00      3.46     6.980         360     58.71        652  |
         | 65.00 - 69.99                     3       348,672.66      1.70     7.180         359     68.30        653  |
         | 70.00 - 74.99                     5       811,497.85      3.95     7.015         292     70.13        697  |
         | 75.00 - 79.99                    11     2,303,708.84     11.20     7.453         359     75.83        651  |
         | 80.00 - 80.00                    22     2,736,585.78     13.31     7.739         359     80.00        664  |
         | 80.01 - 84.99                     7       717,549.00      3.49     7.121         360     83.94        669  |
         | 85.00 - 89.99                    31     4,875,926.45     23.71     7.694         358     86.62        662  |
         | 90.00 - 94.99                    50     7,434,629.65     36.16     7.506         354     90.07        690  |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                          138    20,561,930.23    100.00     7.517         354     82.51        673  |
         |------------------------------------------------------------------------------------------------------------|
         | Min: 32.16                                                                                                 |
         | Max: 92.70                                                                                                 |
         | Weighted Average: 82.51                                                                                    |
         | % > 80: 63.36                                                                                              |
         | % > 90: 0.92                                                                                               |
         | % > 95: 0.00                                                                                               |
         |------------------------------------------------------------------------------------------------------------|

         |------------------------------------------------------------------------------------------------------------|
         |                                                                             Weighted                       |
         |                                                                 Weighted     Average                       |
         |                                              Current    Pct by   Average      Stated  Weighted   Weighted  |
         | FRM                            # of        Principal      Curr     Gross   Remaining   Average    Average  |
         | ARM                           Loans          Balance  Prin Bal    Coupon        Term  Orig LTV       FICO  |
         |------------------------------------------------------------------------------------------------------------|
         | ARM                              92    15,522,421.67     75.49     7.396         359     83.09        672  |
         | Fixed Rate                       46     5,039,508.56     24.51     7.887         339     80.72        674  |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                          138    20,561,930.23    100.00     7.517         354     82.51        673  |
         |------------------------------------------------------------------------------------------------------------|

         |------------------------------------------------------------------------------------------------------------|
         |                                                                             Weighted                       |
         |                                                                 Weighted     Average                       |
         |                                              Current    Pct by   Average      Stated  Weighted   Weighted  |
         |                                # of        Principal      Curr     Gross   Remaining   Average    Average  |
         | Product                       Loans          Balance  Prin Bal    Coupon        Term  Orig LTV       FICO  |
         |------------------------------------------------------------------------------------------------------------|
         | ARM 2/28                         92    15,522,421.67     75.49     7.396         359     83.09        672  |
         | Fixed 30 yr                      40     4,173,926.36     20.30     7.931         359     80.52        676  |
         | Fixed 15 yr                       3       522,414.20      2.54     7.380         178     78.41        672  |
         | Balloon 40/30                     2       289,108.00      1.41     8.001         360     86.84        650  |
         | Fixed 20 yr                       1        54,060.00      0.26     8.750         240     85.00        666  |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                          138    20,561,930.23    100.00     7.517         354     82.51        673  |
         |------------------------------------------------------------------------------------------------------------|


         |------------------------------------------------------------------------------------------------------------|
         |                                                                             Weighted                       |
         |                                                                 Weighted     Average                       |
         |                                              Current    Pct by   Average      Stated  Weighted   Weighted  |
         |                                # of        Principal      Curr     Gross   Remaining   Average    Average  |
         | Documentation Type            Loans          Balance  Prin Bal    Coupon        Term  Orig LTV       FICO  |
         |------------------------------------------------------------------------------------------------------------|
         | Alt Doc                          50     8,513,505.26     41.40     7.466         357     85.51        675  |
         | Full Doc                         60     7,894,079.23     38.39     7.409         356     81.41        666  |
         | SI                               28     4,154,345.74     20.20     7.824         346     78.44        679  |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                          138    20,561,930.23    100.00     7.517         354     82.51        673  |
         |------------------------------------------------------------------------------------------------------------|


____________________________________________________________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Page 2 of 4

POPULAR ABS 2005-C                                                                                          NON-OWNER OCCUPIED LOANS
FRIEDMAN BILLINGS RAMSEY                                                                                         BALANCE: 20,561,930
                                                                                                                         138 RECORDS
====================================================================================================================================
         |------------------------------------------------------------------------------------------------------------|
         |                                                                             Weighted                       |
         |                                                                 Weighted     Average                       |
         |                                            Current     Pct by    Average      Stated   Weighted   Weighted |
         |                              # of        Principal       Curr      Gross   Remaining    Average    Average |
         | Loan Purpose                Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO |
         |------------------------------------------------------------------------------------------------------------|
         | Purchase                       62    10,325,097.15      50.21      7.456         353      85.68        687 |
         | Cashout Refinance              70     9,701,408.47      47.18      7.562         355      79.11        658 |
         | Rate/Term Refinance             6       535,424.61       2.60      7.873         359      82.82        663 |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                        138    20,561,930.23     100.00      7.517         354      82.51        673 |
         |------------------------------------------------------------------------------------------------------------|


         |------------------------------------------------------------------------------------------------------------|
         |                                                                             Weighted                       |
         |                                                                 Weighted     Average                       |
         |                                            Current     Pct by    Average      Stated   Weighted   Weighted |
         |                              # of        Principal       Curr      Gross   Remaining    Average    Average |
         | Property Type               Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO |
         |------------------------------------------------------------------------------------------------------------|
         | Single Family Detached         78     9,810,832.74      47.71      7.526         352      81.12        677 |
         | Duplex                         23     4,862,245.68      23.65      7.499         359      86.03        668 |
         | Triplex                        11     2,435,029.44      11.84      7.434         359      84.75        671 |
         | Quadruplex                      8     1,348,871.85       6.56      7.742         354      73.48        664 |
         | Condominium                     8     1,311,179.28       6.38      7.332         360      82.10        679 |
         | Row Home                        8       649,515.70       3.16      7.771         330      88.04        659 |
         | Townhouse                       2       144,255.54       0.70      7.291         360      83.72        661 |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                        138    20,561,930.23     100.00      7.517         354      82.51        673 |
         |------------------------------------------------------------------------------------------------------------|

         |------------------------------------------------------------------------------------------------------------|
         |                                                                            Weighted                        |
         |                                                                 Weighted     Average                       |
         |                                           Current     Pct by     Average      Stated   Weighted   Weighted |
         |                              # of        Principal       Curr      Gross   Remaining    Average    Average |
         | Occupancy Type              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO |
         |------------------------------------------------------------------------------------------------------------|
         | Non-Owner Occupied            138    20,561,930.23     100.00      7.517         354      82.51        673 |
         |------------------------------------------------------------------------------------------------------------|
         | Total:                        138    20,561,930.23     100.00      7.517         354      82.51        673 |
         |------------------------------------------------------------------------------------------------------------|

____________________________________________________________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Page 3 of 4

POPULAR ABS 2005-C                                                                                          NON-OWNER OCCUPIED LOANS
FRIEDMAN BILLINGS RAMSEY                                                                                         BALANCE: 20,561,930
                                                                                                                         138 RECORDS
====================================================================================================================================
         |-------------------------------------------------------------------------------------------------------------|
         |                                                                                Weighted                     |
         |                                                                      Weighted   Average                     |
         |                                                  Current      Pct by  Average    Stated Weighted  Weighted  |
         |                                   # of         Principal        Curr    Gross Remaining  Average   Average  |
         | State                            Loans           Balance    Prin Bal   Coupon      Term Orig LTV      FICO  |
         |-------------------------------------------------------------------------------------------------------------|
         | New Jersey                          29      6,069,463.63       29.52    7.476       350    83.97       681  |
         | Pennsylvania                        28      2,908,565.26       14.15    7.665       343    83.30       673  |
         | North Carolina                      11      1,516,414.19        7.37    7.140       359    83.31       684  |
         | Wisconsin                           10      1,336,220.21        6.50    7.782       359    85.36       682  |
         | South Carolina                       2      1,085,119.76        5.28    7.350       360    73.76       658  |
         | South Dakota                         4        910,856.76        4.43    7.753       359    75.81       659  |
         | Florida                              6        903,319.89        4.39    7.292       360    86.14       692  |
         | Rhode Island                         3        726,812.98        3.53    7.513       359    86.81       659  |
         | Delaware                             5        641,191.02        3.12    7.770       359    82.15       671  |
         | Virginia                             3        613,855.00        2.99    7.697       359    82.14       615  |
         | Illinois                             4        573,513.69        2.79    7.390       360    88.65       684  |
         | Ohio                                 6        446,709.24        2.17    7.741       359    86.91       666  |
         | Maryland                             4        376,918.00        1.83    8.354       360    82.81       642  |
         | Kansas                               4        376,378.10        1.83    7.803       359    82.82       672  |
         | Massachusetts                        1        345,000.00        1.68    6.880       360    76.67       682  |
         | Georgia                              4        341,295.25        1.66    7.415       359    84.17       636  |
         | California                           1        241,000.00        1.17    7.500       359    47.25       671  |
         | Missouri                             2        239,756.00        1.17    6.853       360    79.54       653  |
         | New Mexico                           2        232,325.59        1.13    6.709       358    72.68       619  |
         | Minnesota                            2        195,150.00        0.95    7.750       359    87.58       680  |
         | Kentucky                             1        108,000.00        0.53    6.970       360    90.00       660  |
         | Nebraska                             2         96,852.57        0.47    8.020       358    87.41       677  |
         | Oregon                               1         87,433.09        0.43    7.350       359    70.00       778  |
         | New Hampshire                        1         69,930.00        0.34    7.250       360    70.00       631  |
         | Iowa                                 1         64,600.00        0.31    8.130       359    85.00       741  |
         | North Dakota                         1         55,250.00        0.27    8.250       359    85.00       617  |
         |-------------------------------------------------------------------------------------------------------------|
         | Total:                             138     20,561,930.23      100.00    7.517       354    82.51       673  |
         |-------------------------------------------------------------------------------------------------------------|
         | Top 5 Zip Code: 57110 (4.43%),8203(3.31%),7047(2.95%),29576(2.67%),29582(2.60%)                             |
         | Number of States: 26                                                                                        |
         |-------------------------------------------------------------------------------------------------------------|

         |-------------------------------------------------------------------------------------------------------------|
         |                                                                                Weighted                     |
         |                                                                      Weighted   Average                     |
         |                                                  Current      Pct by  Average    Stated Weighted  Weighted  |
         |                                   # of         Principal        Curr    Gross Remaining  Average   Average  |
         | DTI%                             Loans           Balance    Prin Bal   Coupon      Term Orig LTV      FICO  |
         |-------------------------------------------------------------------------------------------------------------|
         | 0.01 - 10.00                         4        697,153.57        3.39    7.442       358    81.67       732  |
         | 10.01 - 20.00                       18      2,835,101.07       13.79    7.431       352    86.48       656  |
         | 20.01 - 30.00                       21      3,415,315.39       16.61    7.493       359    78.37       665  |
         | 30.01 - 40.00                       36      5,223,223.25       25.40    7.566       359    83.74       677  |
         | 40.01 - 50.00                       48      5,942,813.21       28.90    7.533       347    82.34       682  |
         | 50.01 - 60.00                       11      2,448,323.74       11.91    7.527       356    81.68       654  |
         |-------------------------------------------------------------------------------------------------------------|
         | Total:                             138     20,561,930.23      100.00    7.517       354    82.51       673  |
         |-------------------------------------------------------------------------------------------------------------|
         | WA DTI: 34.52                                                                                               |
         |-------------------------------------------------------------------------------------------------------------|



____________________________________________________________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
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